Share-Based Compensation	9 Months Ended
Dec. 31, 2017
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Compensation

10. Share-Based Compensation

In connection with the adoption of ASU 2016-09 on April 1, 2017, the Company changed its accounting policy to record actual forfeitures as they occur, rather than estimating forfeitures by applying a forfeiture rate. This change has been applied on a modified retrospective basis, resulting in a cumulative effect adjustment on the date of adoption, which increased accumulated deficit and additional paid-in-capital by $0.1 million.

As of December 31, 2017, the Company has four share-based compensation plans and an employee stock purchase plan. Prior to the Company’s initial public offering (IPO) in November 2015, the Company granted share-based awards under three share option plans, which are the Mimecast Limited 2007 Key Employee Share Option Plan (the 2007 Plan), the Mimecast Limited 2010 EMI Share Option Scheme (the 2010 Plan), and the Mimecast Limited Approved Share Option Plan (the Approved Plan) (the 2007 Plan, the 2010 Plan and the Approved Plan, collectively, the Historical Plans). Upon the closing of the IPO, the Mimecast Limited 2015 Share Option and Incentive Plan (the 2015 Plan) and the 2015 Employee Stock Purchase Plan (the ESPP) became effective.

Share Options

The fair value of each share option issued under the Company’s share-based compensation plans was estimated using the Black-Scholes option-pricing model that used the following weighted-average assumptions:

	Nine months ended December 31,
	2017	2016
Expected term (in years)	6.1	6.1
Risk-free interest rate	2.2%	1.7%
Expected volatility	39.8%	41.1%
Expected dividend yield	—%	—%
Estimated grant date fair value per ordinary share	$25.99	$17.31

The weighted-average per share fair value of options granted to employees during the nine months ended December 31, 2017 and 2016 was $10.86 and $7.28, respectively. As of December 31, 2017, the number of options and awards available for future grant under the 2015 Plan was 5,934,384.

Share option activity under the 2015 Plan and the Historical Plans for the nine months ended December 31, 2017 was as follows:

	Number of Awards	Weighted Average Exercise Price (2)	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands) (1)
Outstanding as of March 31, 2017	8,681,261	$9.58	7.44	$111,178
Options granted	803,000	$25.99
Options exercised	(1,824,965)	$4.45
Options forfeited and cancelled	(360,361)	$14.78
Outstanding as of December 31, 2017	7,298,935	$12.33	7.27	$119,661
Exercisable as of December 31, 2017	2,888,451	$6.18	5.13	$64,966

(1)

The aggregate intrinsic value for share options outstanding and exercisable as of December 31, 2017 was calculated based on the positive difference, if any, between the closing price of our ordinary shares on the NASDAQ Global Select Market on December 31, 2017, and the exercise price of the underlying options.

(2)

Certain of the Company’s option grants have an exercise price denominated in British pounds. The weighted-average exercise price at the end of each reporting period was translated into U.S. dollars using the exchange rate at the end of the period. The weighted-average exercise price for the options granted, exercised, forfeited and expired was translated into U.S. dollars using the exchange rate at the applicable date of grant, exercise, forfeiture or expiration, as appropriate.

The total intrinsic value of options exercised was $42.0 million for the nine months ended December 31, 2017. Total cash proceeds from option exercises was $8.1 million for the nine months ended December 31, 2017.

As of December 31, 2017, there was approximately $27.8 million of unrecognized share-based compensation related to unvested share-based awards subject to service-based vesting conditions, which is expected to be recognized over a weighted-average period of 2.89 years.

ESPP

Initially, a total of 1.1 million shares of the Company's common stock were reserved for future issuance under the ESPP. This number is subject to change in the event of a share split, share dividend or other change in capitalization. The ESPP may be terminated or amended by the board of directors at any time.

The ESPP permits eligible employees to purchase shares by authorizing payroll deductions from 1% to 10% of his or her eligible compensation during an offering period, a duration of six months. Unless an employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase shares on the last day of the offering period at a price equal to 85% of the fair market value of the shares on the first business day or last business day of the offering period, whichever is lower. The first authorized offering period under the ESPP commenced on July 1, 2017 and closed on December 29, 2017. The Company issued 64 thousand shares in connection with the offering and received cash proceeds of $1.4 million. In the three and nine months ended December 31, 2017, the Company recognized $0.2 million and $0.4 million of share-based compensation expense under the ESPP.

As of December 31, 2017, there were 1.0 million shares of the Company's common stock available for future issuance under the ESPP. The fair value of each share option issued under the Company’s ESPP plan was estimated using the Black-Scholes option-pricing model that used the following weighted-average assumptions:

Six months ended December 31,
2017
Expected Life (in years)	0.5
Volatility	30.7%
Risk-free interest rate	1.13%
Dividend yield	—%

Restricted Share Units (RSUs)

In April 2017, the Company granted RSUs to one of its independent directors in the amount of 9,259 which vest over three years on an annual basis. In August 2017, the Company granted RSUs to two of its independent directors in the amount of 5,426 each, which cliff vest over a one-year period. In November 2017, the Company granted RSUs to one of its independent directors in the amount of 6,499 which vest over three years on an annual basis. RSU activity under the 2015 Plan for the nine months ended December 31, 2017 was as follows:

	Number of Shares	Weighted Average Grant Date Fair Value	Intrinsic Value
Unvested restricted share units as of March 31, 2017	28,086	$15.63	$629
Restricted share units granted	26,610	$26.30	700
Restricted share units vested	(20,436)	$17.74	618
Restricted share units canceled	—	$—	—
Unvested restricted share units as of December 31, 2017	34,260	$22.66	$982

As of December 31, 2017, there was approximately $0.6 million of unrecognized share-based compensation expense related to unvested RSUs, which is expected to be recognized over a weighted-average period of 1.78 years.

Share-based compensation expense recognized under the 2015 Plan and the Historical Plans in the accompanying consolidated statements of operations was as follows:

	Three months ended December 31,		Nine months ended December 31,
	2017	2016	2017	2016
Cost of revenue	$344	$730	$786	$1,201
Research and development	663	735	1,946	1,468
Sales and marketing	1,195	1,531	3,265	3,637
General and administrative	940	645	2,701	1,643
Total share-based compensation expense	$3,142	$3,641	$8,698	$7,949

In certain situations, the Board has approved modifications to employee share option agreements, including the removal of exercise restrictions for share options for which the service based vesting has been satisfied, which resulted in additional share-based compensation expense. The total modification expense included in the table above for the three months ended December 31, 2017 and 2016 was $0.1 million and $2.1 million, respectively. The total modification expense included in the table above for the nine months ended December 31, 2017 and 2016 was $0.4 million and $2.8 million, respectively.